U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): May 1, 2002

AVANI INTERNATIONAL GROUP INC.

 (Name of Small Business Issuer in its charter)

 Nevada                 000-23319                      88-0367866

(State of           (Commission File No.)        (I.R.S. Employer

Incorporation)                                               I.D. Number)

#328-17 Fawcett Road, Coquitlam, B.C. (Canada)    V3K 6V2

(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number 604-525-2386.

Item 6. Resignation of Registrant's Directors.

On May 1, 2002, Ngai Sou Angeline Chang resigned as chairman of the Registrant and Wai Meng Yeap resigned as a director of the Registrant. No disagreement exists between the former directors and with the registrant on any matter relating to the registrant's operations, policies or practices.

Item 7. Exhibits.

    Exhibit Number                Description

        17.1                  Resignation letter of Ngai Sou Angeline Chang

        17.2                  Resignation letter of Wai Meng Yeap

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avani International Group, Inc.

May 17, 2002

/s/____________

Robert Wang

President

EXHIBIT 17.1

Date: May 1, 2002

To: Board of Directors

       Avani International Group, Inc.

       #328-17 Fawcett Road

       Coquitlam, British Columbia

      Canada V3K 6V2

Re: Resignation as Director & Chairman

I, Ngai Sou Angeline Chang, hereby resign as a director and chairman of Avani International Group, Inc., effective on this date.

Yours truly,

/s/Ngai Sou Angeline Chang

Ngai Sou Angeline Chang

EXHIBIT 17.2

Date: May 1, 2002

To: Board of Directors

       Avani International Group, Inc.

       #328-17 Fawcett Road

       Coquitlam, British Columbia

      Canada V3K 6V2

Re: Resignation as Director & Chairman

I, Wai MengYeap, hereby resign as a director of Avani International Group, Inc., effective on this date.

Yours truly,

/s/ Wai MengYeap

Wai MengYeap